EXHIBIT 10.1

                                                                [EXECUTION COPY]

                       FOURTH AMENDMENT TO LOAN AGREEMENT

         FOURTH AMENDMENT, dated as of April 19, 2002 (this "Fourth Amendment"), to the Fifth Amended and Restated Loan Agreement, dated March 17, 2000 (as amended, the "Loan Agreement"), among METROCALL, INC. (the "Borrower"), the banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Loan Agreement, the Lenders have made certain Loans and other financial accommodations to the Borrower which remain outstanding;

         WHEREAS, the Borrower, the Administrative Agent and the Lenders wish to preserve the ability of the Borrower to maintain cert tax attributes in connection with any subsequent restructuring of its obligations under the Loan Agreement; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Loan Agreement as set forth herein and the Administrative Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1 General. Terms defined in the Loan Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Loan Agreement. Terms defined and used in this Fourth Amendment shall have the meanings given to them in this Fourth Amendment.

Section 1.2 Amendments to Definitions. Article I of the Loan Agreement is hereby amended by inserting the following new definitions in alphabetical order.

        "Existing Events of Default" has the meaning specified in Section 6.1 of the Fourth Amendment.

        "Fourth Amendment" means the Fourth Amendment to Loan Agreement, dated as of April 19, 2002.

        "Fourth Amendment Effective Date" has the meaning specified in Article IV of the Fourth Amendment.

        "Fourth Amendment Fee" has the meaning specified in Section 3.2 of the Fourth Amendment.

                                   ARTICLE II
                                   AMENDMENTS

        Section 2.1 Amendment to Section 11.5 (Assignments). Section 11.5 of the Loan Agreement is hereby amended by inserting the following as clause (g):

                  (g) Notwithstanding anything contained in this Agreement or the other Loan Documents to the contrary, (i) none of the Lenders may assign, participate or transfer any of their respective rights or interests under this Agreement or the other Loan Documents during the period from and including the Fourth Amendment Effective Date through and including October 21, 2002, without the prior written consent of the Majority Lenders, and (ii) any purported assignment, participation or other transfer entered into during said period, without the prior written consent of the Majority Lender, shall be ineffective and of no force or effect.

                                  ARTICLE III
                         REPRESENTATIONS AND AGREEMENTS

        Section 3.1 Prior Assignments and Participations. Each Lender signatory hereto represents and warrants, severally, and not jointly, that, as of the Fourth Amendment Effective Date, (i) the principal amounts of its respective Commitments are equal to the amounts set forth opposite its signature below,
(ii) said Commitments were (a) entered into between said Lender and the Borrower on or about March 17, 2000 or (b) acquired by said Lender pursuant to an assignment effective as of the date set forth opposite its signature below and
(iii) that it has not entered into any assignment, participation or other transfer with respect to its Commitments except as set forth opposite its signature below.

        Section 3.2 Fee. The Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a fee in cash equal to $500,000 (the "Fourth Amendment Fee"), payable on the Fourth Amendment Effective Date. Anything contained herein to the contrary notwithstanding, the Fourth Amendment Fee shall be deemed earned in full on the Fourth Amendment Effective Date.

                                   ARTICLE IV
                                 EFFECTIVE DATE

         This Fourth Amendment shall become effective as of the date first written above (the "Fourth Amendment Effective Date") when each of the following has been satisfied or waived in accordance with the terms hereof:

        (a) Receipt by the Administrative Agent of counterparts of this Fourth Amendment duly executed and delivered by the Borrower;

        (b) Receipt by the Administrative Agent of counterparts of this Fourth Amendment duly executed and delivered by the Majority Lenders and the Administrative Agent; and

        (c) Receipt by the Administrative Agent of the Fourth Amendment Fee.


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                                   ARTICLE V
                                 INTERPRETATION

        Section 5.1 Continuing Effect of the Loan Agreement. The Borrower, the Administrative Agent and the Lenders hereby acknowledge and agree that the Loan Agreement and the other Loan Documents shall continue to be and shall remain unchanged and in full force and effect in accordance with their terms, except as expressly modified hereby. Any terms or conditions contained in this Fourth Amendment shall control over any inconsistent terms or conditions in the Loan Agreement or the other Loan Documents.

        Section 5.2 No Waiver; Other Defaults or Events of Default. Nothing contained in this Fourth Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Loan Agreement or any other Loan Document or applicable law on account of any Default or Event of Default.

                                   ARTICLE VI
                                  MISCELLANEOUS

        Section 6.1 Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that, after giving effect to this Fourth Amendment, (a) no Default or Event of Default has occurred and is continuing except that (i) as more fully set forth in the Administrative Agent's Notice of Default, dated March 22, 2001, certain Events of Default under Section 8.1(k) of the Loan Agreement have occurred and are continuing, (ii) certain Events of Default under Section 8.1(c) of the Loan Agreement have occurred and are continuing based on the Borrower's default in the performance or observance of the covenants contained in Sections 7.9 (Total Leverage Ratio), 7.10 (Annualized Operating Cash Flow to Pro Forma Debt Service Ratio) and 7.12 (Operating Cash Flow to New Cash Interest Expense Ratio) of the Loan Agreement,
(iii) certain Events of Default under Section 2.7(b)(ii) of the Loan Agreement have and are continuing based on the Borrower's failure to make a principal payment under the Facility B Commitment which was due on March 31, 2002 (collectively, the "Existing Events of Default") and (b) all representations and warranties of the Borrower contained in the Loan Documents (with such term being deemed to include this Fourth Amendment and the Loan Agreement) are true and correct in all material respects with the same effect as if made on and as of such date, except (i) to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date and (ii) as disclosed in the Borrower's Form 10-K for the annual period ended December 31, 2001 (none of which disclosures shall be deemed adopted, ratified or in any way approved by the Administrative Agent or any of the Lenders).

        Section 6.2 Reaffirmation of Covenants. The Borrower hereby expressly reaffirms each of the covenants made by them in the Loan Agreement and the other Loan Documents.

        Section 6.3 Release. The Borrower on behalf of itself, its Subsidiaries and its agents, acting in such capacity, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Fourth Amendment or in the future against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with



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respect to the Loan Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations related to the Loan Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, or (iii) any matter related to the foregoing.

        Section 6.4 Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Article IV of this Fourth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. For purposes of the Loan Agreement, all of the agreements of the Borrower contained in this Fourth Amendment shall be deemed to be, and shall be, agreements under the Loan Agreement. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended or waived herein, all of the provisions and covenants of the Loan Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

        Section 6.5 Reservation of Rights. The Administrative Agent and each and all of the Lenders hereby expressly reserve their rights, at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Loan Agreement or any of the Loan Documents, or available at law or equity or otherwise. In addition, except as expressly provided herein, the Administrative Agent and each of the Lenders do not waive and have not waived any such rights or remedies by this Amendment or by their failure to act upon any of the Existing Events of Default. Failure by the Administrative Agent or any of the Lenders to exercise, or delay in exercising, any such rights or remedies in the future shall not constitute a waiver of such rights or remedies or of any Event of Default. Furthermore, any prior or current discussions or course of conduct between the Administrative Agent and any of the Lenders or their representatives, on the one hand, and the Borrower or its representatives, on the other hand, is not and has not been intended to constitute a waiver of any such rights or remedies, or an amendment of the Loan Agreement or any of the Loan Documents.

        Section 6.6 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

        Section 6.7 GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                        [REMAINDER OF PAGE INTENTIONALLY
                        LEFT BLANK; SIGNATURES TO FOLLOW]

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

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.


BORROWER:                            METROCALL, INC.


                                     By:___________________________________
                                        Name:______________________________
                                        Title:_____________________________

ADMINISTRATIVE AGENT AND               TORONTO DOMINION (TEXAS), INC., as
LENDERS:                               Administrative Agent and a Lender

                     Commitments
Facility A           Facility B        Total
----------           ----------        -----
(Revolver)             (Term)

$16,600,000          $5,000,000        $21,600,000         By:_______________________________________
Effective: On or about March 17, 2000                         Name: _________________________________
Transfers: None                                               Title: ________________________________




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



                                                        FLEET NATIONAL BANK, as a Lender


$16,600,000       $5,000,000        $21,600,000         By:_______________________________________
Effective: On or about March 17, 2000                        Name: _______________________________
Transfers: None                                              Title: ______________________________

                                                        FIRST UNION NATIONAL BANK, as a Lender


$16,600,000       $5,000,000        $21,600,000         By:_______________________________________
Effective: On or about March 17, 2000                      Name: _________________________________
Transfers:  None                                           Title: ________________________________


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



                                                        COMMERCIAL LOAN FUNDING TRUST I, as a Lender
                                                        By:  Lehman Commercial Paper, Inc., not in its individual
                                                        capacity but solely as administrative agent


$0                $15,000,000       $15,000,000         By:_______________________________________
Effective: On or about March 17, 2000                        Name: _______________________________
Transfers:  None                                             Title: ______________________________

                                                        MORGAN STANLEY SENIOR FUNDING, INC., as a Lender


$8,300,000        $5,000,000        $13,300,000         By:_______________________________________
Effective: On or about March 17, 2000                        Name: _______________________________
Transfers:  None                                             Title: ______________________________

                                                        PNC BANK, NATIONAL ASSOCIATION, as a Lender
$8,300,000        $5,000,000        $13,300,000
Effective: On or about March 17, 2000                   By:_______________________________________
Transfers: 100% participation to affiliated entity           Name: _________________________________
effective _____________                                      Title: __________________________________

                                                        ENDEAVOR L.L.C., as a Lender

$6,600,000        $5,000,000        $11,600,000
Effective: Acquired pursuant to an assignment           By:_______________________________________
effective October 2001                                       Name: _______________________________
Transfers:  None                                             Title: ______________________________

                                                        CAPITAL CROSSOVER PARTNERS, as a Lender
$3,000,000        $5,000,000        $8,000,000
Effective: Acquired pursuant to assignments effective
(i) February 2002 ($5,000,000) and (ii) March  2002
($3,000,000)                                            By:_______________________________________
Transfers:  Participation of substantial portion of          Name: _______________________________
Commitments to affiliated entities                           Title: ______________________________

                                                        BANK OF AMERICA, N.A., as a Lender
$7,000,000        $0                $7,000,000
Effective: Acquired pursuant to assignment effective
March 2002                                              By:_______________________________________
Transfers:  Assignment to Ingalls & Snyder LLC of          Name: _________________________________
100% of Commitments pending                                Title: ________________________________

TOTAL:
$83,000,000       $50,000,000       $133,000,000

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